INCOME TAX EXPENSES - Significant components of deferred tax assets (Details) - CNY (¥) ¥ in Thousands	Dec. 31, 2022	Dec. 31, 2021
INCOME TAX EXPENSES
Accrued expenses and others	¥ 21,935	¥ 18,567
Net operating loss carry forwards	151,463	69,852
Inventories write downs	1,040	985
Deferred income	86	161
Total deferred tax assets	174,524	89,565
Less: valuation allowance	(161,864)	(54,261)
Deferred tax assets, net	¥ 12,660	¥ 35,304